                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant (X)
                 Filed by a Party other than the Registrant ( )

                           Check the appropriate box:

        (X) Preliminary Proxy Statement ( ) Confidential, for Use of the
                          Commission Only (as permitted
                              by Rule 14a-6(e)(2))
                         ( ) Definitive Proxy Statement
                       ( ) Definitive Additional Materials
 ( ) SOLICITING MATERIAL PURSUANT TO SECTION 240.14a-11(c) OR SECTION 240.14a-12

                                  ON2.COM INC.
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

     ( ) Fee paid previously with preliminary materials.

     ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                  ON2.COM INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 22, 2001

   As a stockholder of ON2.COM INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at The Screening Room, 375 Greenwich Street, New York, NY 10013 at 9:30 a.m., local time, on May 22, 2001, for the following purposes:

      1. To elect a Board of six (6) directors of the Company to serve until the next annual meeting of the stockholders or until their successors are duly elected and qualified;

      2. To approve the Company's 2001 Employee Stock Purchase Plan under which 4,000,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), will be reserved for issuance;

      3. To approve the potential sale of up to 15,500,000 shares of Common Stock to Crossover Ventures, Inc. pursuant to the Common Stock Purchase Agreement, dated as of December 1, 2000, between Crossover Ventures, Inc. and the Company;

      4. To amend the Company's Certificate of Incorporation, as heretofore amended, to change the name of the Company from On2.com Inc. to On2 Technologies, Inc.;

      5. To ratify the selection of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2001; and

      6. To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

   Only stockholders of record at the close of business on April 20, 2001 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The transfer books will not be closed.

   We hope you can attend the Annual Meeting in person. However, even if you plan to attend, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

   Your attention is directed to the attached Proxy Statement.

                                   BY ORDER OF THE BOARD OF DIRECTORS,


                                   DOUGLAS A. MCINTYRE
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

New York, New York
April __, 2001

                                  ON2.COM INC.
                                EXECUTIVE OFFICES
                                145 HUDSON STREET
                            NEW YORK, NEW YORK 10013
                                 (917) 237-0500

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 22, 2001

      The Annual Meeting of Stockholders of On2.com Inc., a Delaware corporation, will be held on May 22, 2001, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Annual Meeting is postponed or adjourned for any reason at any subsequent reconvening of the Annual Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

      The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

      Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies which have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF EACH OF THE NAMED NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposals herein, the persons named in the proxy also may vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Annual Meeting.

      A copy of the Company's Annual Report to Stockholders for the year 2000, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

      This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about April ___, 2001.

                                VOTING SECURITIES

      Only holders of record of the Company's Common Stock at the close of business on April 20, 2001 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, [____________] shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are noncumulative, so that holders of a majority of the outstanding shares represented at the Annual Meeting can elect all of the directors.

      Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. With respect to the election of directors, the 6 nominees receiving the greatest number of votes cast for the election of directors will be elected. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to act on Proposal 4. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be required to act on Proposals 2 and 3 and all other matters to come before the meeting. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Delaware law, broker non-votes on a matter will have no effect on the outcome of the vote.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

      As of March 31, 2001, there were 29,927,862 shares of Common Stock outstanding. The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of March 31, 2001, are as follows:


                                                         Amount and Nature of
                                                         Beneficial Ownership
                                                         (Number of Shares)(1)
                                                         ---------------------

                                                   Title of                 Percent
Name and Address of Beneficial Owner                Class        Total     of Class
------------------------------------                ------       -----     --------

Daniel B. Miller(2).............................    Common     1,622,181     5.40%
   On2.com Inc.
   145 Hudson Street
   New York, NY  10013
Travelers Insurance Group(3)....................  Common and   9,882,701    28.15%
   399 Park Avenue                                 Preferred
   New York, NY 10022
Edelson Technology Partners III, L.P.(4)........    Common     3,033,049     9.91%
       300 Tice Boulevard
       Woodcliff Lake, NJ 07675

----------
     (1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he or she has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

     (2) Includes 1,522,181 shares of Common Stock and options to purchase 100,000 shares of Common Stock.

     (3) Includes 4,704,717 shares of Common Stock, 2,044,304 shares of Series A and Series C Preferred Stock convertible into Common Stock, and currently exercisable warrants to purchase 3,133,680 shares of Common Stock. These securities are beneficially owned by and through wholly owned subsidiaries of the Travelers Insurance Group ("Travelers"). In addition, under the Company's Deferred Pricing Agreement, dated as of January 19, 2001, the Company shall, upon the earlier of a change of control or December 31, 2001, (a) cancel the Series C Preferred Stock issued to Travelers and in its place issue 1,849,057 shares of Series C-IV Preferred Stock, subject to anti-dilution provisions, and 4,099,678 shares of Series C-V Preferred Stock, subject to anti-dilution provisions, and (b) cancel 411,076 warrants issued to Travelers and in their place issue 462,264 warrants with an exercise price of $2.65, subject to certain anti-dilution adjustments, and 1,024,920 warrants with an exercise price of $1.14, subject to certain anti-dilution adjustments.

     (4) Includes 2,349,998 shares of Common Stock and currently exercisable warrants to purchase 683,051 shares of Common Stock.

             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

      The following information with respect to beneficial ownership, as of March 31, 2001, of shares of Common Stock is furnished with respect to (i) each director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table appearing on page 9 of this Proxy Statement, and (iii) all current directors and executive officers as a group, together with their respective percentages. Unless otherwise indicated below, the address of each person named in the table below is in the care of On2.com Inc., 145 Hudson Street, New York, New York 10013.


                                                                                                     Amount and Nature of
                                                                                                     Beneficial Ownership
                                                                                                    (Number of Shares)(1)
                                                                                                    ---------------------
                                                                                     Title of                     Percent
Name and Address of Beneficial Owner                                                   Class         Total        of Class
------------------------------------                                                   -----         -----        --------

Douglas A. McIntyre, Director, President and Chief Executive Officer(2).............  Common        321,500        1.06%

Daniel B. Miller, Director, Founder and Chief Technology Officer(3).................  Common       1,622,181       5.40%

Mark J. Meagher, Executive Vice President and Chief Financial Officer(4)............  Common        192,500          *

Douglas Song, Senior Vice President, Finance and Corporate Development(5)...........  Common        125,000          *

Stephen D. Klein, Director..........................................................  Common          --            --
   c/o iBalls
   487 Greenwich Street, 5th floor
   New York, NY 10013

William A. Newman, Director.........................................................  Common          660            *
   McGuireWoods LLP
   9 West 57th Street
   New York, NY 10019

Jack L. Rivkin, Director(6).........................................................  Common          --            --
   Citigroup Investments, Inc.
   399 Park Avenue
   New York, NY 10022

Strauss Zelnick, Director and Non-Executive Chairman of the
Board (7).........................................................................    Common        114,020          *

All current directors and executive officers as a group(8 persons)..................  Common       2,375,861       6.46%

----------
   *     Represents less than one percent (1%)

         (1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he or she has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

         (2) Includes 21,500 shares of Common Stock and options to purchase 300,000 shares of Common Stock.

         (3) Includes 1,522,181 shares of Common Stock and options to purchase 100,000 shares of Common Stock.

         (4) Includes 5,000 shares of Common Stock and options to purchase 187,500 shares of Common Stock.

         (5) Includes options to purchase 125,000 shares of Common Stock. Mr. Song left the employ of the Company in February of 2001.

         (6) Mr. Rivkin is a Director of the Company and Executive Vice President of Citigroup Investments, Inc., an affiliate of Travelers Insurance Group, who is a beneficial owner of more than 10% of the outstanding Common Stock.

         (7) Includes 32,159 shares of Common Stock and options to purchase 81,861 shares of Common Stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The persons named below have been nominated by the Board of Directors for election to the Board of Directors at the Annual Meeting. All of the nominees are currently directors and, with the exception of Douglas A. McIntyre and William A. Newman, were elected at the last Annual Meeting of Stockholders. The persons elected will hold office as directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is expected that each of the nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason, the shares represented by properly executed proxies may be voted at the discretion of the persons named therein for a substitute nominee or nominees.

      The following sets forth the names, ages, offices and business experience, of the nominees and the executive officers of the Company and other information with respect to them:

NOMINEES:


------------------------------------------------------------------------------------------
NAME                            AGE           PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Douglas A. McIntyre             45            Mr. McIntyre has been the President and
                                              Chief Executive Officer of the Company since
                                              April of 2000 and a Director of the Company
                                              since May of 2000. From 1998 to March of
                                              2000, he served as President and Chief
                                              Executive Officer of FutureSource/Bridge
                                              L.L.C. From 1996 to 1997, he served as
                                              President of Switchboard.com Inc. Mr.
                                              McIntyre also serves as a director on the
                                              board of TheStreet.com.
------------------------------------------------------------------------------------------
Daniel B. Miller                41            Mr. Miller is a Founder of the Company and
                                              has been a Director of the Company since
                                              1992. He has been the Chief Technology
                                              Officer of the Company since April of 2000.
                                              Prior to that time, he served as the Chief
                                              Executive Officer of the Company from June
                                              of 1999 to April of 2000 and President of
                                              the Company from 1994 to June of 1999.
------------------------------------------------------------------------------------------
Stephen D. Klein                41            Mr. Klein has served as a Director of the
                                              Company since December of 1999. From May of
                                              1997 until the present, he has been the
                                              Chairman/Founder of iBalls LLC, a digital
                                              marketing company serving clients seeking to
                                              attract customers via the Internet, that was
                                              acquired by Avenue A, a publicly traded
                                              company. From 1989 to December 1999, he was
                                              the Managing Partner/Director of Media and
                                              Interactive Services at Kirshenbaum, Bond &
                                              Partners, a full-service advertising agency.
                                              In addition, since 1997, Mr. Klein has been
                                              a Co-founder and Chairman of the Board of
                                              Wattage Monitor, Inc.
------------------------------------------------------------------------------------------
William A. Newman               53            Mr. Newman has served as a Director of the
                                              Company since August of 2000. From November
                                              of 1999 until the present, Mr. Newman has
                                              been the Managing Partner of the New York
                                              office of the law firm of McGuireWoods LLP.
                                              From March of 1998 until November of 1999,
                                              he was a partner at the law firm of
                                              Greenberg Traurig and prior to that time, he
                                              was a partner at the law firm of Blumenthal
                                              & Lynne, PC.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Jack L. Rivkin                  60            Mr. Rivkin has served as a Director of the
                                              Company since May of 1997. He is an
                                              Executive Vice President of Citigroup
                                              Investments, Inc., an affiliate of The
                                              Travelers Insurance Group. He was Vice
                                              Chairman and Director of Global Research at
                                              Smith Barney from March of 1993 to October
                                              of 1995. Mr. Rivkin is a director of
                                              Celltech Group PLC and PRT Group Inc.
------------------------------------------------------------------------------------------
Strauss Zelnick                 43            Mr. Zelnick has served as a Director of the
                                              Company since January of 2000 and has been
                                              the Non-Executive Chairman of the Board
                                              since January of 2001. From July of 1998
                                              until December of 2000, Mr. Zelnick was the
                                              President and Chief Executive Officer of BMG
                                              Entertainment, a unit of Bertelsmann AG.
                                              Prior to that, he was the President and
                                              Chief Executive Officer of BMG's North
                                              American business unit.
------------------------------------------------------------------------------------------
Mark J. Meagher                 68            Mr. Meagher has been the Executive Vice
                                              President and Chief Financial Officer of the
                                              Company since May of 2000. From September of
                                              1998 to April of 2000, he was the Executive
                                              Vice President and Chief Operating Officer
                                              of FutureSource/Bridge L.L.C. From January
                                              of 1997 until August of 1998, he was the
                                              Chief Financial Officer and Director of BKB
                                              Pharm. L.L.C. Prior to that, he was a
                                              partner in Holding Capital Group.
------------------------------------------------------------------------------------------


No family relationship exists between any of the nominees for election as directors of the Company.


                        BOARD OF DIRECTORS AND COMMITTEES

COMPOSITION OF THE BOARD

      The Company's Certificate of Incorporation and Bylaws provide that the number of directors constituting the Board of Directors shall be such number, not less than three nor more than seven, as is established from time to time by resolution of the Board of Directors. The Board of Directors currently consists of six directors whose terms will expire at the close of the Annual Meeting. The nominees for directors for election at the Annual Meeting to serve until the annual meeting of stockholders in 2002 are Messrs. McIntyre, Miller, Klein, Newman, Rivkin and Zelnick. A vacancy in the Board of Directors may be filled by a vote of the majority of the remaining directors of the Company pursuant to the Company's Certificate of Incorporation and Bylaws.

      The Certificates of Designation of Powers, Preferences and Rights of the Series C-II Preferred Stock and the Series C-III Preferred Stock provide that if and to the extent that the aggregate number of (i) shares of Common Stock at the time owned directly or indirectly of record by the holders of the Series C-II Preferred Stock and holders of the Series C-III Preferred Stock and other certain specified purchasers of preferred stock and (ii) shares of Common Stock that underlie the Series C-II Preferred Stock, the Series C-III Preferred Stock and certain other specified preferred stock equals or exceeds 10% of the Company's issued and outstanding shares of Common Stock (counting all such shares of Preferred Stock as issued and outstanding for these purposes), then the holders of a majority of the aggregate of such shares of Preferred Stock shall have the right to nominate one individual for election to the Board of Directors. In addition, for as long as the holders of the Company's Series A Convertible Debentures due 2005, any shares of Common Stock into which such debentures are convertible, the warrants issued in connection therewith and any shares of Common Stock issuable upon due exercise of such warrants, beneficially own at least 10% of the outstanding Common Stock of the Company, at such holders' request, the Company shall use its best efforts to cause and maintain the election to the Board of Directors of one designee of the holders of a majority of such securities. The Company has not been advised on the occurrence of either of these events.

DIRECTOR COMPENSATION

      In January and May of 2000, the Company granted Mr. Zelnick options to acquire an aggregate of 270,000 shares of Common Stock under the 1999 Stock Option Plan as compensation for serving as a director on the Board of Directors. In addition, the Company granted Mr. Zelnick options to acquire 250,000 shares of Common Stock under the 1999 Stock Option Plan and agreed to pay Mr. Zelnick an annual fee of $200,000 (payable in Common Stock or cash), as compensation for serving as the Non-Executive Chairman of the Board of Directors. By resolution of the Board of Directors, each other non-employee director is entitled to a grant of 30,000 options each fiscal year under the 1999 Stock Option Plan, vesting one-third each year with an exercise price determined at the close of business on the trading day prior to the date of grant. See "Executive Compensation -- Stock Option Plans."

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board has established an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

      The duties of the Audit Committee are to provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to the corporate accounting and reporting practices of the Company, including recommending to the Board the selection of independent certified public accountants to audit annually the books and records of the Company, reviewing the activities and the reports of the independent certified public accountants, and reporting the results of such review to the Board. See "Report of the Audit Committee." The Audit Committee also monitors the adequacy of the Company's internal controls. The members of the Audit Committee are Messrs. Newman, Rivkin and Zelnick. Since the Company is a small business issuer, the Audit Committee is not required to be composed entirely of "independent" directors under the rules of the American Stock Exchange. The Audit Committee met one time during the fiscal year ended December 31, 2000. The authority of the Audit Committee is set forth in more detail in its Charter, which is reprinted in its entirety as Exhibit A to this Proxy Statement.

      The duties of the Compensation Committee are to make recommendations and reports to the Board with respect to the salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers and other employees of the Company. The members of the Compensation Committee are Messrs. Klein, Newman and Rivkin. The Compensation Committee met two times during the fiscal year ended December 31, 2000.

 MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

      During the fiscal year ended December 31, 2000, the Company's Board of Directors held seven regularly scheduled meetings, and each director attended at least 75% of the aggregate of (a) the total number of regularly scheduled meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the director served during the fiscal year ended December 31, 2000, except that Mr. Rivkin was unable to attend the only meeting of the Audit Committee.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of any class of the Company's capital stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership and to provide copies of such reports to the Company. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2000, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its Common Stock have been complied with during the most recent fiscal year, with the exception that Mr. Miller filed a Form 4 late.

                          REPORT OF THE AUDIT COMMITTEE

      In accordance with a written charter adopted by the Company's Board of Directors, the Audit Committee of the Company's Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

      In this context, the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      The Audit Committee discussed with the Company's management and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the management and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company for the years ended December 31, 2000 and December 31, 1999 be included in the Company's Annual Report on Form 10-K for the period ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of Arthur Andersen LLP as the Company's independent auditors for 2001, and the Board concurred in its recommendation.

Members of the Audit Committee

      William A. Newman
      Jack L. Rivkin
      Strauss Zelnick


                             EXECUTIVE COMPENSATION

      The table below sets forth, for the fiscal year ended December 31, 2000, the fiscal year ended December 31, 1999, the three month transition period ended December 31, 1998, and the fiscal year ended September 30, 1998, the annual and long-term compensation for services in all capacities to the Company and its subsidiaries of those persons who, at December 31, 2000, were the Company's Chief Executive Officer and the next three highest compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


          ------------------------ ------------------------------------------------- ----------------------- -------------------
                                                                                           LONG-TERM             ALL OTHER
                                                 ANNUAL COMPENSATION                    COMPENSATION(1)         COMPENSATION
          ------------------------ ------------------------------------------------- -----------------------      ($)(4)
          NAME AND PRINCIPAL
          POSITION                    YEAR (2)          SALARY          BONUS($)      OPTIONS/ SARS(#)(3)
          ------------------------ --------------- ------------------ -------------- ----------------------- -------------------
          Douglas A. McIntyre (5)       2000           $265,625        $ 253,000           1,600,000                 $   --
          President and Chief                                              --
             Executive Officer                                             --
          ------------------------ --------------- ------------------ -------------- ----------------------- -------------------
          Daniel B. Miller              2000           $150,000        $96,552(8)            400,000                 $2,002
          Founder and Chief             1999            150,000         75,000                 --                     1,125
             Technology Officer        1998-T            41,296            --                  --                       310
                                        1998            221,478            --                  --                     1,661
          ------------------------ --------------- ------------------ -------------- ----------------------- -------------------
          Mark J. Meagher (6)           2000           $123,333        $35,000(9)            375,000                 $   --
          Executive Vice
          President and Chief
          Financial Officer
          ------------------------ --------------- ------------------ -------------- ----------------------- -------------------
          Douglas Song (7)              2000           $158,000        $   --                 25,000                 $  875
          Senior Vice President,        1999             48,386            --                125,000                     --
             Finance and
             Corporate
             Development
          ------------------------ --------------- ------------------ -------------- ----------------------- -------------------

----------

    (1) The Company did not pay to its Chief Executive Officer or any named executive officer any compensation intended to serve as incentive for performance to occur over a period longer than one year pursuant to a long-term incentive plan in the time period indicated above. The Company does not have any defined benefit or actuarial plan with respect to its Chief Executive Officer or any named executive officer under which benefits are determined primarily by final compensation and years of service.

    (2) After the merger of the Company with The Duck Corporation ("Duck") on June 15, 1999, the historical records of Duck became the historical records of the Company. The fiscal year end of Duck was September 30. The Company's fiscal year end remained December 31. Under Securities and Exchange Commission reporting rules, this constitutes a change in fiscal year as of the merger date and results in the requirement for a "transition report" for the historical three month period ended December 31, 1998 to reconcile Duck's historical financial results to the Company's December 31 year end. The results reported in the "Summary Compensation Table" for the period designated "1998-T" are for the three months transition period ended December 31, 1998.

    (3) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

    (4) Represents Company matching contributions under defined contribution plan.

    (5) Mr. McIntyre has been the President and Chief Executive Officer of the Company since April of 2000.

    (6) Mr. Meagher has been the Executive Vice President and Chief Financial Officer of the Company since May of 2000.

    (7) Mr. Song joined On2 in September of 1999 and left the employ of the Company in February of 2001.

    (8) $43,552 of this amount was earned in fiscal year 2000 and paid pro ratably over the first six months of fiscal year 2001.

    (9) This amount was earned in fiscal year 2000 and paid pro ratably over the first six months of fiscal year 2001.

                               STOCK OPTION PLANS

      In June of 1999, the Company adopted the 1999 Stock Option Plan that replaced all outstanding option plans to date. Under the 1999 Stock Option Plan, all options issued under prior plans were recognized as issued and outstanding under the original terms granted. The Company had originally reserved 4,000,000 shares of Common Stock for issuance under the 1999 Stock Option Plan.

      In February of 2000, the Company amended the 1999 Stock Option Plan to create the 1999 Amended and Restated Incentive and Nonqualified Stock Option Plan (the "1999 Plan"). The 1999 Plan increased the shares of Common Stock reserved for issuance from 4,000,000 to 5,500,000. The Company's stockholders approved the 1999 Plan in May of 2000. The 1999 Plan provides for the issuance of incentive stock options, which are intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options and restricted stock grants. The granting of incentive stock options is subject to the limitations as set forth in the 1999 Plan. Directors, officers, employees and consultants are eligible to receive grants under the 1999 Plan. The Compensation Committee of the Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 1999 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events.

      In September of 2000, the Board of Directors adopted the 2000 Nonqualified Stock Option Plan (the "2000 Plan"). The 2000 Plan reserved for issuance 5,000,000 shares of the Company's Common Stock. The 2000 Plan authorizes the Board of Directors to issue nonqualified stock options as provided in section 422 of the Code, restricted stock and stock appreciation rights. Only employees, including executive officers, of the Company and its subsidiaries are eligible to receive grants under the 2000 Plan. Stockholder approval of the 2000 Plan is not required. The

Compensation Committee of the Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 2000 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

      The following table sets forth additional information concerning individual grants of stock options and/or stock appreciation rights during the last completed fiscal year to any of the Named Executive Officers:


 ---------------------------------------------------------------------------------------------- --------------------------------
                                       INDIVIDUAL GRANTS                                          POTENTIAL REALIZABLE VALUE AT
                                                                                                  ASSUMED ANNUAL RATES OF STOCK
                                                                                                 PRICE APPRECIATION FOR 10-YEAR
                                                                                                         OPTION TERM (1)
 ----------------------------------------------------------------------------------------------- --------------------------------
                       NUMBER OF         PERCENT OF TOTAL
                       SECURITIES        OPTIONS/SARs
                       UNDERLYING        GRANTED TO         EXERCISE OR
                       OPTIONS/SARs      EMPLOYEES IN       BASE PRICE
 NAME                  GRANTED (#)(2)    2000               ($/SH)             EXPIRATION DATE      5%($)            10%($)
 --------------------- ----------------- ------------------ ----------------- ------------------ --------------- ----------------
 Douglas A. McIntyre       1,200,000(3)            18.49%            $11.82      April 17, 2010     $23,104,241      $36,789,643
                             400,000(4)             6.16%              2.50   December 11, 2010       1,628,895        2,593,742
 --------------------- ----------------- ------------------ ----------------- ------------------ --------------- ----------------
 Daniel B. Miller            300,000(5)             4.62%             $8.50        June 1, 2010      $4,153,681       $6,614,043
                             100,000(4)             1.54%              2.50   December 11, 2010         407,224          648,436
 --------------------- ----------------- ------------------ ----------------- ------------------ --------------- ----------------
 Mark J. Meagher             250,000(6)             3.85%            $10.75         May 1, 2010      $4,377,654       $6,970,683
                             125,000(7)             1.93%              1.20   December 11, 2010         244,334          389,061
 --------------------- ----------------- ------------------ ----------------- ------------------ --------------- ----------------
 Douglas Song                 25,000(8)             0.39%            $11.81        May 17, 2010        $480,931         $765,802
 --------------------- ----------------- ------------------ ----------------- ------------------ --------------- ----------------

----------
      (1) The potential realizable value is calculated assuming the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. All options listed have a term of 10 years. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price will appreciate over the 10-year option term at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code of 1986 and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting.

      (2) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

      (3) These options vest in 16 equal installments with the first two installments vesting on October 31, 2000 and the remaining installments vesting on each of January 31, April 30, July 31 and October 31 through April of 2004.

      (4)   One-half of these options vest on each June 30 of 2001 and 2002.

      (5) One-third of third of these options vest on each June 1 of 2001, 2002 and 2003.

      (6) One half of these options vest on each May 1 of 2001 and 2002.

      (7) One half of these options vested on December 11, 2000 and one half of these options vest on June 30, 2001.

      (8) All of these options were cancelled when Mr. Song left the employ of the Company in February of 2001.

                  AGGREGATED EXERCISES IN LAST FISCAL YEAR AND
                    FISCAL YEAR-END UNEXERCISED OPTION VALUES

      The table below sets forth information with respect to option exercises during fiscal 2000 and the number and value of options held at December 31, 2000 by each of the Named Executive Officers.


         ------------------------------------------------- -------------------------------------- ----------------------------
                                                               Number of Securities Underlying        Value of Unexercised
                                                               Unexercised Options at 12/31/00       In-the-Money Options at
                                                                         # of Shares                      12/31/00 (1)
                                                                                                                $
         -------------------- ---------------- ------------ -------------------------------------- ----------------------------
                                  Shares
                Name            Acquired on      Value
                                 Exercise       Realized      Exercisable       Unexercisable       Exercisable   Unexercisable
         -------------------- ---------------- ------------ ---------------- --------------------- -------------- -------------
         Douglas A. McIntyre        --             $--          75,000            1,525,000             $--           $--
         -------------------- ---------------- ------------ ---------------- --------------------- -------------- -------------
         Daniel B. Miller           --             --             --               400,000              --             --
         -------------------- ---------------- ------------ ---------------- --------------------- -------------- -------------
         Mark J. Meagher            --             --           62,500             312,500              --             --
         -------------------- ---------------- ------------ ---------------- --------------------- -------------- -------------
         Douglas Song               --             --           41,667             108,333              --             --
         -------------------- ---------------- ------------ ---------------- --------------------- -------------- -------------


(1) Based on a value of $0.58 per share, the closing price of the Company's common shares on the American Stock Exchange on December 29, 2000 minus the share exercise price, multiplied by the number of shares.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company believes that the terms of each transaction described below are comparable to, or more favorable to, the Company than the terms that would have been obtained in an arms' length transaction with an unaffiliated party.

      For the year ended December 31, 2000, the Company purchased $377,500 of Internet advertising services from iBalls LLC, an interactive media buying and marketing services company, of which Stephen D. Klein, a director of the Company, is chairman. These services were used to purchase advertising space on behalf of the Company on third party Internet publishers' websites.

      During the years ended December 31, 2000 and December 31, 1999, the Company retained McGuireWoods LLC and Greenberg Traurig to perform certain legal services on its behalf and incurred approximately $970,000 and $645,000, respectively, for such legal services. William A. Newman, a director of the Company, is a partner at McGuireWoods LLC and was a partner at Greenberg Traurig.

      In June of 2000, the Company issued 1,644,304 shares of Series C Preferred Stock (the "Travelers Preferred Stock") and warrants to purchase 411,076 shares of our Common Stock (the "Travelers Warrants") to The Travelers Indemnity Company ("Travelers"). In addition, on January 19, 2001, the Company and Travelers entered into a Deferred Pricing Agreement whereby upon the earlier of
(i) a change of control or (ii) December 31, 2001, the Company shall (A) cancel the Travelers Preferred Stock and in its place issue 1,849,057 shares of Series C-IV Preferred Stock, par value $0.01 per share, and 4,099,678 shares of Series C-V Preferred Stock, par value $0.01 per share, and (B) cancel the Travelers Warrants and in their place issue 462,264 warrants with an exercise price of $2.65 and 1,024,920 warrants with an exercise price of $1.14. Jack L. Rivkin, a director of the Company, is an officer of an affiliate of Travelers and Travelers is a stockholder of the Company.

RECOMMENDATION:

     THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1.

                                   PROPOSAL 2

           APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN
   UNDER WHICH 4,000,000 SHARES OF COMMON STOCK WILL BE RESERVED FOR ISSUANCE

INTRODUCTION

      The Board of Directors believes that it is desirable that the employees of the Company and its designated subsidiaries have a financial interest in the Company. As a result, the Board has adopted the Company's 2001 Employee Stock Purchase Plan (the "Purchase Plan"), subject to the approval of the holders of a majority of the outstanding Common Stock represented at the Annual Meeting. The Purchase Plan is intended to provide a means through which the Company can encourage and assist employees, including executive officers, of the Company and its designated subsidiaries in acquiring a stock ownership interest in the Company in order to assist the Company and its designated subsidiaries in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such employees to exert maximum efforts for the success of the Company.

      The following is a summary of the terms of the Purchase Plan. The summary is not intended to be complete, and is qualified in its entirety by the full text of the Purchase Plan, which is attached as Exhibit B to this Proxy Statement. Capitalized terms used in this summary but not defined herein shall have the meanings assigned to them in the Purchase Plan.

PURPOSE

      The purpose of the Purchase Plan is to provide a means by which employees of the Company can be given an opportunity to purchase the Company's Common Stock through payroll deductions. The Purchase Plan is an employee stock purchase plan under Code Section 423. That section provides certain tax benefits to employees, as explained below. The Purchase Plan authorizes the reservation of 4,000,000 shares of Common Stock for issuance under the Purchase Plan.

ADMINISTRATION

      The Purchase Plan is administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee has full and exclusive discretionary authority to interpret and administer the Purchase Plan. The Board or its committee has the authority to delegate any of its responsibilities to an officer or officers of the Company or a third party to assist it in carrying out its responsibilities.

ELIGIBILITY

      Once the Purchase Plan becomes effective, any person (i) who is employed by the Company, (ii) whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year and (iii) who has been employed by the Company for a period of at least six months, is eligible to participate in the Purchase Plan on the first day of any payroll period following the employee meeting the eligibility requirements. An employee is not eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company, including any stock that the employee may purchase under all outstanding options. No employee will be permitted to purchase more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year or more than 12,000 shares of Common Stock in any quarterly Offering Period.

PARTICIPATION IN THE PLAN

      Eligible employees become participants in the Purchase Plan by electing payroll deductions from 1% to 15% of gross compensation at least seven business days prior to the applicable Enrollment Date.

PURCHASE PRICE

      The purchase price per share at which shares are sold under the Purchase Plan equals the lower of (a) 85% of the fair market value of a share of

Common Stock on the first trading day of the Offering Period, and (b) 85% of the fair market value of a share of Common Stock on the last trading day for that Offering Period. The Board or committee administering the Purchase Plan may increase the percentage above 85%.

PAYROLL DEDUCTIONS

      Payroll deductions are accumulated during each calendar quarter and applied towards the purchase of Common Stock of the Company on the last trading day of each calendar quarter. An employee may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate will be effective with the first full payroll period following seven (7) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. An employee's subscription agreement will remain in effect for successive Offering Periods unless terminated in accordance with the terms of the Purchase Plan.

PURCHASE OF STOCK

      By executing an election to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. On each Exercise Date, the Company will apply the funds in the participant's account to the purchase of shares of its Common Stock in full but not fractional shares. The shares may be purchased from the Company or on the open market, at the discretion of the Company. If shares are purchased on the open market, the Company pays any brokerage and other costs and discount below the market price.

TERMINATION OF EMPLOYMENT

      If an employee ceases to be an Employee under the Purchase Plan for any reason, then he or she will be deemed to have elected to withdraw from the Purchase Plan and the payroll deductions credited to such employee's account during the Offering Period but not yet used to exercise the option will be returned to such employee or, in the case of his or her death, to the employee's designated beneficiary, and such employee's option will be automatically terminated.

RESTRICTIONS ON TRANSFER

      Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted, except: (a) to the extent that an employee is permitted to designate a beneficiary as provided in the Purchase Plan, and (b) to the extent permitted by will or the laws of descent and distribution if no such beneficiary has been designated.

DURATION, AMENDMENT AND TERMINATION

      The Board may suspend or terminate the Purchase Plan at any time. Unless earlier terminated by action of the Board, the Purchase Plan will remain in effect for a term of ten (10) years. The Board may amend the Purchase Plan at any time. To the extent necessary to comply with Code Section 423 or any other applicable law, the Company will obtain stockholder approval of such amendments in such manner and to such a degree as required. Without stockholder consent, the Board or its committee may change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board or its committee determines in its sole discretion advisable which are consistent with the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

      Rights granted under the Purchase Plan are intended to qualify under the provisions of Code Sections 421 and 423. Under these provisions, a participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this tax, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

      If the stock is disposed of at least two years after the Enrollment Date and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the purchase price, and (b) the excess of the fair market value of the stock as of the Enrollment Date over the purchase price (determined as of the Enrollment Date) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss.

      If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the Exercise Date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the date of purchase, the same amount of ordinary income is attributed to the participant, and a capital loss will be recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long-or short-term depending on whether the stock has been held for more than one year.

      There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company generally is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant.

RECOMMENDATION

      THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN UNDER WHICH 4,000,000 SHARES OF COMMON STOCK WILL BE RESERVED FOR ISSUANCE IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN AS SET FORTH IN PROPOSAL 2.

                                   PROPOSAL 3

          APPROVAL OF THE POTENTIAL SALE OF UP TO 15,500,000 SHARES OF
                    COMMON STOCK TO CROSSOVER VENTURES, INC.

DESCRIPTION OF THE PROPOSAL AND THE AGREEMENT

      The Company obtained a standby equity-based credit facility with Crossover Ventures, Inc. ("Crossover Ventures") pursuant to the Common Stock Purchase Agreement, dated as of December 1, 2000, between the Company and Crossover Ventures (the "Common Stock Purchase Agreement"). The Common Stock Purchase Agreement allows the Company to determine the number of shares to sell to Crossover Ventures, if any, subject to certain volume and pricing limitations. Crossover Ventures has committed to purchase $23.0 million (that can be increased to $40.0 million as set forth below) of Common Stock pursuant to the Common Stock Purchase Agreement. The rules of the American Stock Exchange require us to seek stockholder approval to sell more that 20% of our Common Stock outstanding as of December 1, 2001 under the Common Stock Purchase Agreement. Therefore, the Company is authorized to sell up to 5,459,000 shares of Common Stock to Crossover Ventures without stockholder approval, but requires stockholder approval to sell above that amount. As of April 15, 2001, the Company had sold 2,215,576 shares of Common Stock to Crossover Ventures. In addition, we issued to Crossover Ventures warrants to purchase 50,000 shares of Common Stock with an exercise price of $1.52. The warrants are exercisable beginning on June 1, 2001 and will expire on June 1, 2004.

      The Board of Directors believes that permitting the Company to sell up to 15,500,000 shares of Common Stock to Crossover Ventures under the Common Stock Purchase Agreement would benefit the Company and its stockholders by giving the Company the needed flexibility in its corporate planning and financing. The Company will require additional funding to adequately finance the growth of its current operations and the fulfillment of its strategic objectives. Therefore, increasing the number of shares of Common Stock that the Company can elect to sell to Crossover Ventures under the Common Stock Purchase Agreement would enable the Company to acquire additional capital at its discretion. Proceeds from the Common Stock Purchase Agreement can be used for general corporate purposes or used in connection with a special transaction such as an acquisition.

     Approval of this Proposal would permit the Company to sell up to 15,500,000 shares of Common Stock to Crossover Ventures under the Common Stock Purchase Agreement without requiring any further stockholder approval. To the extent that additional shares of Common Stock are sold under the Common Stock Purchase Agreement, such sales would decrease the existing stockholders percentage equity ownership and could be dilutive to the existing stockholders. The Common Stock has no preemptive rights.

DESCRIPTION OF THE COMMON STOCK PURCHASE AGREEMENT

      OVERVIEW.

      We entered into the Common Stock Purchase Agreement with Crossover Ventures for the sale, from time to time, of shares of our Common Stock. Pursuant to the terms of the Common Stock Purchase Agreement, Crossover Ventures has committed up to $23,000,000 to purchase shares of our Common Stock over a 36 month period. Crossover Ventures may be required to commit an additional $17,000,000 for the purchase of our Common Stock pursuant to the Common Stock Purchase Agreement, if after one year:

      (a) the average daily market price of our Common Stock during any 10 consecutive trading days exceeds $10, and

      (b) the average trading volume of our Common Stock during any 20 consecutive trading days, which includes the relevant 10 trading days above, equals or exceeds 100,000 shares.

      Once every 25 trading days, we may request a draw up to a maximum amount based on a formula of the weighted average Common Stock price and the average trading volume of our Common Stock. Each draw down must be at least $100,000. At the end of each of two 10 consecutive day trading periods following the draw down request, we and Crossover Ventures will determine, based upon the volume-weighted average stock price during each of these 10 day periods, the following with respect to a separate settlement for each 10 trading day period:

      (a) the actual draw down amount for each period,

      (b) the number of shares of our Common Stock that we will issue to Crossover Ventures at the end of each 10 day period, and

      (c) the price per share paid by Crossover Ventures.

      Crossover Ventures will receive a six percent (6%) discount to the average daily market price of our Common Stock if the average market price for the relevant 10 trading day period is equal to or greater than $2.43. It will receive a ten percent (10%) discount to the average daily market price of our Common Stock if the average market price for the relevant 10 trading day period is less than $2.43. We will receive the amount of the draw down less an escrow agent fee of $750 if Crossover Ventures chooses to use an escrow agent.

      We may not issue more than 19.99% of our outstanding Common Stock to Crossover Ventures pursuant to the Common Stock Purchase Agreement and the warrant delivered to Crossover Ventures without obtaining stockholder approval. In addition, the Common Stock Purchase Agreement does not permit us to draw down funds if the issuance of shares of Common Stock to Crossover Ventures pursuant to the draw down would result in Crossover Ventures or its affiliates owning more than 9.9% of our outstanding Common Stock on the date we exercise a draw down.

THE DRAW DOWN PROCEDURE.

      We may request a draw down by faxing a draw down notice to Crossover Ventures, setting forth:

      (a) the amount of the draw down

      (b) the minimum threshold price, if any, at which we are willing to sell the shares of our Common Stock, and

      (c) the date the pricing period begins.

      The first 10 trading days from the date which the pricing period begins will be used to determine the number of shares of our Common Stock we will issue to Crossover Ventures on the first settlement with respect to that draw down. The second 10 trading day period will be used to determine the number of shares to be issued on the second settlement with respect to that same drawn down.

AMOUNT OF THE DRAW.

      The amount of the draw down is the amount we request, except that the maximum amount we may request is limited by the following formula:

      (a) 4.5% of the weighted average price, as reported by Bloomberg Financial, of our Common Stock for the thirty day period ending on the date the pricing period begins multiplied by

      (b) the total trading volume of our Common Stock for the three month period ending on the date the pricing period begins.

      If the volume-weighted average daily price for any given trading day is below the threshold price set by us in the draw down notice during the 20 trading days immediately following the date we give notice, then the draw down amount that Crossover Ventures is obligated to pay is correspondingly reduced by 1/20th for each day that is below the threshold price. Thus, if the daily price for a day is below the threshold price we will not issue any shares of our Common Stock and Crossover Ventures will not purchase any shares of Common Stock for that day. In addition, if the trading of our Common Stock is suspended for more than three hours on any trading day or if the registration statement covering the Common Stock is not effective, then the amount of the draw down will be reduced by 1/20th and Crossover Ventures will not purchase any shares of our Common Stock for that day.

SPECIAL ACTIVITY DRAW DOWN.

      If we expect to incur a one-time charge for any reason, including an acquisition, we may notify Crossover Ventures of that special activity 21 days in advance, and we will be able to issue a draw down notice to Crossover Ventures every 22 days instead of every 25 days for a 10 week period. In connection with a special activity draw down, Crossover Ventures shall receive an additional three percent (3%) discount to the average daily market price of our Common Stock.

NECESSARY CONDITIONS BEFORE CROSSOVER VENTURES IS OBLIGATED TO PURCHASE OUR COMMON STOCK.

      The following conditions must be satisfied before Crossover Ventures is obligated to purchase shares of our Common Stock:

      (a) A registration statement for the shares of Common Stock we will be issuing must be declared effective by the Securities and Exchange Commission and must remain effective and available as of the draw down settlement date for making resales of the shares of Common Stock purchased by Crossover Ventures.

      (b) No event has occurred that has a material adverse effect on our business, operations, properties or financial conditions;

      (c) Trading in our shares of Common Stock must not have been suspended by the Securities and Exchange Commission or the national exchange on which our shares are listed, nor shall minimum prices have been established on securities whose trades are reported by the national exchange on which our shares are listed; and

      (d) Other conditions set forth in the Common Stock Purchase Agreement.

TERMINATION OF THE COMMON STOCK PURCHASE AGREEMENT.

      Crossover Ventures may terminate the equity draw down facility under the Common Stock Purchase Agreement if any of the following events occur:

      o We suffer a material adverse change in our business, operations, properties, or financial condition;

      o Our shares of Common Stock are delisted from the American Stock Exchange unless such delisting is in connection with the listing of those shares of Common Stock on the New York Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market; or

      o     We file for protection from creditors.

LIMITATIONS ON CONSOLIDATION, MERGER AND FUTURE FINANCING.

      We may not merge or consolidate with any other entity, unless that entity assumes the obligations under the Common Stock Purchase Agreement. We have also agreed not to enter into any other standby equity-based credit facility during the term of the Common Stock Purchase Agreement.

INDEMNIFICATION OF CROSSOVER VENTURES.

      Crossover Ventures is entitled to customary indemnification from us for any losses or liabilities suffered by it based upon material misstatements or omissions from the registration statement and the prospectus, except as they relate to information supplied by Crossover Ventures to us for inclusion in the registration statement and prospectus.

RECOMMENDATION

      THE BOARD OF DIRECTORS BELIEVES THAT THE POTENTIAL SALE OF UP TO 15,500,000 SHARES OF COMMON STOCK UNDER THE COMMON STOCK PURCHASE AGREEMENT IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" APPROVAL OF THE SALE OF UP TO 15,500,000 SHARES OF COMMON STOCK SET FORTH IN PROPOSAL 3.

                                   PROPOSAL 4

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors has approved, and recommends to the stockholders for adoption, an amendment to the Company's Certificate of Incorporation, as heretofore amended, as set forth in Exhibit C hereto, that would change the name of the Company from On2.com Inc. to On2 Technologies, Inc. The Board of Directors believes that changing the name of the Company would enable the Company to better communicate to stockholders, customers and investors the fact that the Company is a leader in the compression and decompression technology business and has discontinued its content-related business.

     Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

RECOMMENDATION:

     THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS HERETOFORE AMENDED, TO CHANGE THE COMPANY'S NAME FROM ON2.COM INC. TO ON2 TECHNOLOGIES, INC. IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTICATE OF INCORPORATION AS SET FORTH IN PROPOSAL 4.

                                   PROPOSAL 5

                                 RATIFICATION OF
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors, upon the recommendation of its Audit Committee, has selected Arthur Andersen LLP as independent public accountants to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending December 31, 2001, and is submitting this matter to the stockholders for their ratification. Arthur Andersen LLP has served as the Company's independent public accountants since July 27, 1999. One or more representatives of Arthur Andersen LLP will be present at the Annual Meeting to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

      In the event the proposal to ratify the selection of Arthur Anderson LLP is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the next year. However, because of the expense and difficulty in changing independent auditors after the beginning of a year, the Board of Directors intends to allow the appointment for fiscal 2001 to stand unless the Board of Directors finds other reasons for making a change.

      On July 27, 1999, the Company dismissed Nelson, Mayoka & Co., its former certifying accountants. Nelson, Mayoka & Co. has not reported on the Company's financial statements. The decision to change accountants was recommended and approved by the Company's Board of Directors. There were no disagreements between the Company and Nelson, Mayoka & Co. Also on July 27, 1999, the Company dismissed Ernst & Young LLP, the former certifying accountants of the Company's subsidiary, The Duck Corporation. Ernst & Young LLP had not issued an adverse opinion or a disclaimer of opinion, and its opinion has not been qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and Ernst & Young LLP.

RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO EXAMINE AND REPORT UPON THE FINANCIAL STATEMENTS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not know of any matter to be brought before the Annual Meeting, other than the matters described in the Notice of Meeting. If any matters not set forth in the Notice of Meeting accompanying this proxy statement are properly brought before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by December 21, 2001. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING ITEM 6, MANAGEMENT'S DISCUSSION AND ANALYSIS, AND THE FINANCIAL STATEMENTS INCLUDED THEREIN, IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 145 HUDSON STREET, NEW YORK, NEW YORK 10013, ATTENTION: INVESTOR RELATIONS.

      This document and the documents incorporated herein by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance and are not statements of historical fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "objective," "forecast," "goal" or "continue," the negative of such terms, or other comparable terminology. These statements are only predictions, and actual events or results may differ materially. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and in all cases, such statements are subject to the Company's ability to secure additional financing or to increase revenues to support its operations. If the Company cannot secure additional financing or increase its revenues to support its operations, the Company's status as a going concern will remain in doubt. In this regard, the business and operations of the Company are subject to substantial risks that increase the uncertainty inherent in the forward-looking statements contained in this Proxy Statement or the documents incorporated by reference herein. In evaluating the Company's business, you should give careful consideration to the information set forth under the caption "Management's Discussion and Analysis-- Risk Factors That May Affect Future Operating Results" in the Company's most recent Form 10-KSB incorporated herein by reference in addition to the other information set forth herein and therein.


                                 BY ORDER OF THE BOARD OF DIRECTORS,


                                 DENISE BEN-ATTAR
                                 SECRETARY

April __, 2001

                                                                       EXHIBIT A

                                                                    MAY 17, 2000

                        ON2.COM INC. (THE "CORPORATION")

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


ORGANIZATION AND COMPOSITION

There shall be a committee of the Board of Directors of the Corporation to be known as the Audit Committee. The Audit Committee shall consist of at least three directors, each of whom shall satisfy the "independence" requirements of the American Stock Exchange or any other national securities exchange or national quotation system upon which the Corporation's common stock is listed or quoted, in the time period permitted by such requirements.

Each member of the Audit Committee shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the committee. At least one member of the Audit Committee shall have accounting or related financial management experience.

The Board of Directors shall interpret the foregoing requirements and determine the qualifications of committee members in its business judgment.

Subject to approval by the Board of Directors, the Audit Committee shall revise this charter from time to time to take into account any new requirements applicable to audit committees of public companies listed on AMEX or any other national securities exchange or national quotation system upon which the Corporation's common stock is listed or quoted and such other factors as the committee deems appropriate.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to the corporate accounting and reporting practices of the Corporation. In so doing, the Audit Committee shall endeavor to foster open communication between the directors, the independent auditors and the financial management of the Corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its procedures should remain flexible, in order to best react to changing conditions and to foster compliance with applicable requirements and integrity with respect to the corporate accounting and reporting practices of the Corporation.

In carrying out these responsibilities, the Audit Committee may:

o Review(1) and recommend to the directors, after consulting with management, the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries. The independent auditors shall be responsible to the Board of Directors, and shall report directly to the Audit Committee, as the board of director's representative, on matters pertaining to its engagement. The Board of Directors and the Audit Committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors.

----------
(1) Members of the Audit Committee are not independent accountants of the Corporation, and the term "review" as used in this Audit Committee Charter is not intended to have the meaning set forth in the Statement of Accounting Standards No. 71. Consistent with footnote 47 of the Securities and Exchange Commission's Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Audit Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

o Require the independent auditors to submit a written statement to the committee, consistent with Independence Standards Board Standard No. 1, delineating all relationships between the Corporation and the independent auditors, engage in dialogue with respect to any such disclosed relationships or services which may impact the objectivity and independence of the auditors, and take, or recommend that the directors take, appropriate action to ensure the independence of the auditors.

o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion of the audit, review such audit, including any comments or recommendations of the independent auditors and the information required to be communicated to the committee by the independent auditors by Statements on Auditing Standard No. 61 as then in effect.

o Review the audited financial statements to be contained in the Corporation's Annual Report on Form 10-KSB or Form 10-K with management and discuss those reports with the independent auditors with a view to determining whether the independent auditors are satisfied with the disclosure and content of the financial statements included in those reports. Any changes in accounting principles should also be reviewed. Based on such reviews and related discussions, make a recommendation to the Board of Directors concerning whether the audited financial statements should be included in the Form 10-K.

o Review with the independent auditors and financial management of the Corporation, the adequacy and effectiveness of the accounting and financial controls of the Corporation, including the adequacy of such internal controls and review any plans for the improvement of such internal control procedures. Further, the committee periodically may review with the Corporation's general counsel the Corporation's Code of Business Conduct.

o Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                       EXHIBIT B


                                  ON2.COM INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                       Effective as of _____________, 2001

                                  ON2.COM INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I
      PURPOSE...............................................................1

  1.1  Purpose..............................................................1

ARTICLE II
      DEFINITIONS...........................................................2

  2.1  "Board"..............................................................2
  2.2  "Code"...............................................................2
  2.3  "Common Stock".......................................................2
  2.4  "Company"............................................................2
  2.5  "Compensation".......................................................2
  2.6  "Designated Subsidiary"..............................................2
  2.7  "Employee"...........................................................2
  2.8  "Enrollment Date"....................................................2
  2.9  "Exercise Date"......................................................2
  2.10 "Fair Market Value"..................................................2
  2.11 "Offering Period"....................................................2
  2.12 "Plan"...............................................................3
  2.13 "Purchase Price".....................................................3
  2.14 "Reserves"...........................................................3
  2.15 "Subsidiary".........................................................3
  2.16 "Trading Day"........................................................3

ARTICLE III
      ELIGIBILITY...........................................................4

  3.1  Eligibility..........................................................4

ARTICLE IV
      OFFERING PERIODS......................................................5

  4.1  Offering Periods.....................................................5

ARTICLE V
      PARTICIPATION AND PAYROLL DEDUCTIONS..................................6

  5.1  Participation........................................................6
  5.2  Payroll Deductions...................................................6

ARTICLE VI
      GRANT AND EXERCISE OF OPTIONS.........................................8

  6.1  Grant of Option......................................................8
  6.2  Exercise of Option...................................................8
  6.3  Delivery.............................................................8

ARTICLE VII
      WITHDRAWAL AND TERMINATION............................................9

  7.1  Withdrawal...........................................................9
  7.2  Termination of Employment............................................9

ARTICLE VIII
      MISCELLANEOUS.........................................................10

  8.1  Interest.............................................................10
  8.2  Stock................................................................10
  8.3  Administration.......................................................10
  8.4  Designation of Beneficiary...........................................10
  8.5  Transferability......................................................11
  8.6  Use of Funds.........................................................11
  8.7  Reports..............................................................11
  8.8  Adjustments Upon Changes in Capitalization, Dissolution,
       Liquidation, Merger or Asset Sale....................................11
  8.9  Amendment or Termination.............................................12
  8.10 Notices..............................................................13
  8.11 Conditions Upon Issuance of Shares...................................13
  8.12 Term of Plan.........................................................13


EXHIBIT A

EXHIBIT B

                                    ARTICLE I

                                     PURPOSE

      1.1 PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                   DEFINITIONS

      2.1 "BOARD" shall mean the Board of Directors of the Company.

      2.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      2.3 "COMMON STOCK" shall mean the common stock of the Company.

      2.4 "COMPANY" shall mean On2.com Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

      2.5 "COMPENSATION" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

      2.6 "DESIGNATED SUBSIDIARY" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      2.7 "EMPLOYEE" shall mean any individual who (1) is an employee of the Company for tax purposes, and (2) whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, an individual's employment relationship with the Company shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the individual's employment relationship with the Company shall be deemed to have terminated on the 91st day of such leave.

      2.8 "ENROLLMENT DATE" shall mean the first day of each Offering Period.

      2.9 "EXERCISE DATE" shall mean the last day of each Offering Period.

      2.10 "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

            (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the American Stock Exchange, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last Trading Day on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

            (b) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

      2.11 "OFFERING PERIOD" shall mean a period of approximately three (3) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following March 31, or commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following June 30, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following December 31; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's registration statement effective and ending on the last Trading Day on or before September 30, 2001. The duration of Offering Periods may be changed pursuant to Article IV of this Plan.

      2.12 "PLAN" shall mean this On2.com Inc. 2001 Employee Stock Purchase
Plan.

      2.13 "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 8.9.

      2.14 "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

      2.15 "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      2.16 "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

                                   ARTICLE III

                                   ELIGIBILITY

      3.1   ELIGIBILITY.

            (a) Any Employee who has been employed by the Company for a period of 6 months shall be eligible to participate in the Plan, provided such Employee remains employed by the Company on a given Enrollment Date.

            (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

                                   ARTICLE IV

                                OFFERING PERIODS

      4.1 OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1, April 1, July 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 8.9 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's registration statement effective and ending on the last Trading Day on or before September 30, 2001. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

                                   ARTICLE V

                      PARTICIPATION AND PAYROLL DEDUCTIONS

      5.1   PARTICIPATION.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least seven business days prior to the applicable Enrollment Date.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 7.1 hereof.

      5.2   PAYROLL DEDUCTIONS.

            (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

            (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

            (c) A participant may discontinue his or her participation in the Plan as provided in Section 7.1 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following seven (7) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 7.1 hereof.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.1(b) hereof, a participant's payroll deductions may be decreased (but not below zero percent) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 7.1 hereof.

            (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

                                   ARTICLE VI

                          GRANT AND EXERCISE OF OPTIONS

      6.1 GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 12,000 shares (subject to any adjustment pursuant to Section 8.8), and provided further that such purchase shall be subject to the limitations set forth in Sections 3.1(b) and 8.1 hereof. Exercise of the option shall occur as provided in Section 6.2 hereof, unless the participant has withdrawn pursuant to Section
7.1 hereof. The option shall expire on the last day of the Offering Period.

      6.2 EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 7.1 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 7.1 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

      6.3 DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option.

                                  ARTICLE VII

                           WITHDRAWAL AND TERMINATION

      7.1   WITHDRAWAL.

            (a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan or in accordance with Section 8.5 hereof. The participant's withdrawal shall be effective with the first full payroll period following seven (7) business days after the Company's receipt of the written notice unless the Company elects to process a given change in participation more quickly. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after the effective date of the withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

      7.2 TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 8.4 hereof, and such participant's option shall be automatically terminated. Notwithstanding the preceding sentence, at the discretion of the Board, a participant who receives payment in lieu of notice of termination of employment may be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      8.1 INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

      8.2   STOCK.

            (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 8.8 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be four million (4,000,000) shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

            (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

      8.3 ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. The Board or its committee shall have the authority to delegate any of its responsibilities to an officer or officers of the Company or a third party to assist it in carrying out its responsibilities.

      8.4   DESIGNATION OF BENEFICIARY.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the

Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      8.5 TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 8.4 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 7.1 hereof.

      8.6 USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      8.7 REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      8.8 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

            (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 6.1), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that neither the conversion of any convertible securities of the Company nor the exercise of an option under the Plan shall be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option or warrant.

            (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New

Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 7.1 hereof.

            (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 7.1 hereof.

      8.9   AMENDMENT OR TERMINATION.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 8.8 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 8.8 and Section 8.9 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

            (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

            (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                (i) Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                (ii) Shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                (iii) Allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

      8.10 NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      8.11 CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      8.12 TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 8.9 hereof.

                                    EXHIBIT A

                                  ON2.COM INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

_____ Original Application for the _____________________ Enrollment Date

_____ Change in Payroll Deduction Rate

_____ Change of Beneficiary(ies)


1.    ____________________________________ hereby elects to participate in the
      On2.com Inc. 2001 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of ______________________________ (Employee or
      Employee and Spouse only).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME OF BENEFICIARY: (Please print)_____________________________________________
                                          (First) (Middle) (Last)

________________________________________________________________________________
Relationship

_______________________________________________
(Address)

Employee's Social Security Number: __________________________________

Employee's Address: _________________________________________________

                    _________________________________________________

                    _________________________________________________

                    _________________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME BY FILING A NOTICE OF WITHDRAWAL FORM.

Dated:__________________________________________________________________________
      Signature of Employee

      __________________________________________________________________________
      Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B

                                  ON2.COM INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


I am a participant in the Offering Period of the On2.com Inc. 2001 Employee Stock Purchase Plan which began on ___________, 20____ (the "Enrollment Date"). I hereby notify the Company that I am withdrawing from the Offering Period and direct the Company to pay to me as promptly as practicable all the payroll deductions credited to my account with respect to such Offering Period. I understand that my withdrawal will be effective with the first full payroll period following seven (7) business days after the Company's receipt of this notice. I understand and agree that my option for such Offering Period will be automatically terminated. I understand that no additional payroll deductions will be made for the purchase of shares in the current Offering Period and that I will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


Name and Address of Participant:    ____________________________________

                                    ____________________________________

                                    ____________________________________


Signature:  ____________________________________________________________


Date:       ____________________________________________________________

                                                                       EXHIBIT C

                                   PROPOSAL 4



Article I of the Certificate of Incorporation is proposed to be restated in its entirety as follows:

                                   "ARTICLE I
             NAME; REGISTERED AND PRINCIPAL OFFICE; REGISTERED AGENT

      The name of the Corporation is On2 Technologies, Inc. (the "Corporation").

      The registered and principal office of the Corporation in the State of Delaware is located at 1013 Center Road, Wilmington, County of New Castle, Delaware 19805-1297, and the name of the registered agent of the Corporation at such address is Corporation Service Company."

                                  ON2.COM INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Mark J. Meagher, Denise Ben-Attar and Christopher Acquaviva, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in On2.com Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 22, 2001 or any adjournments thereof.

1.   ELECTION OF DIRECTORS:      [ ] FOR all nominees listed
                                     (except as indicated to the contrary below)
                                 [ ] WITHHOLD AUTHORITY to vote for all
                                     nominees listed below

Douglas A. McIntyre             Daniel B. Miller            Stephen D. Klein
William A. Newman               Jack L. Rivkin              Strauss Zelnick

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

_________________________________

2. PROPOSAL TO APPROVE THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN UNDER WHICH 4,000,000 SHARES OF COMMON STOCK WILL BE RESERVED FOR ISSUANCE:

                  [ ] FOR           [ ] AGAINST             [ ] ABSTAIN

3. PROPOSAL TO APPROVE THE POTENTIAL SALE OF UP TO 15,500,000 SHARES OF COMMON STOCK TO CROSSOVER VENTURES, INC. PURSUANT TO THE COMMON STOCK PURCHASE
AGREEMENT:

                  [ ] FOR           [ ] AGAINST             [ ] ABSTAIN

4. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS HERETOFORE AMENDED, TO CHANGE THE NAME OF THE COMPANY FROM ON2.COM INC. TO ON2 TECHNOLOGIES, INC.:

                  [ ] FOR           [ ] AGAINST             [ ] ABSTAIN

5. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001:

                  [ ] FOR           [ ] AGAINST             [ ] ABSTAIN

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any continuation or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.

                                 Dated:  ______________________________, 2001

                                 Signature(s) of Stockholder:___________________
                                 *PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE AS SUCH.

                                 Please mark, sign, date and return the proxy card using the enclosed envelope.